Exhibit 99.3

4th Quarter and Full-Year 2010 Results

Fourth Quarter 2010 2 Forward-Looking Statements This presentation contains forward-looking statements based on current expectations, including statements regarding our 2011 earnings outlook. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Fourth Quarter 2010 3 In this presentation, references to net income and earnings per share refer to amounts attributable to common shareholders. We present "regulated electricity segment gross margin" per diluted share of common stock. Regulated electricity segment gross margin refers to regulated electricity segment revenues less regulated electricity segment fuel and purchased power expenses. Regulated electricity segment gross margin is a "non-GAAP financial measure," as defined in accordance with SEC rules. The Appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with GAAP. We view regulated electricity segment gross margin as an important performance measure of the core profitability of our operations. We refer to "on-going earnings" in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on- going earnings to our net income available to common shareholders are included in this presentation. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Amounts Attributable to Common Shareholders and Non-GAAP Financial Measures

4 CFO Agenda 4th Quarter Results Arizona Economic Outlook 2011 Earnings Guidance Financing and Liquidity Update Fourth Quarter 2010

5 Consolidated EPS Comparisons 4th Quarter 2010 vs. 4th Quarter 2009 Per Share Per Share Net Income (Loss) On-Going Earnings (Loss) (CHART) Per Share Fourth Quarter 2010

6 Non-GAAP EPS Reconciliation 4th Quarter 2010 vs. 4th Quarter 2009 4th Quarter 2010 vs. 4th Quarter 2009 4th Quarter 2010 vs. 4th Quarter 2009 Fourth Quarter 2010

7 7 Regulated electricity gross margin* $0.17 Low-income assistance funding $0.03 Non-regulated energy consulting $0.02 Lower effective tax rate $0.06 O&M* $(0.04) Net Increase $0.22 = * Excluding renewable energy and demand-side management revenue increases and offsetting O&M increases, respectively. See non-GAAP reconciliation for regulated electricity gross margin in Appendix. On-Going EPS Variances 4th Quarter 2010 vs. 4th Quarter 2009 Fourth Quarter 2010 Other, net $0.04

8 8 Regulated Electricity Gross Margin Drivers 4th Quarter 2010 vs. 4th Quarter 2009 Net Increase $0.17 = Weather effects $0.03 Lower retail usage $(0.04) Retail base rate increase $0.14 Line extension revenues $0.02 See non-GAAP reconciliation in Appendix. Fourth Quarter 2010 Other, net $(0.01) Lower fuel costs $0.03

9 Arizona Economic Indicators Employment & Payroll Taxes Month-to- Month Change Non-Farm Job Growth Personal Income Tax Withholdings (CHART) (CHART) Year-over- Year Change '05 '06 '07 '08 '09 '10 '05 '06 '07 '08 '09 '10 Fourth Quarter 2010

10 Consolidated EPS Comparisons Full-Year 2010 vs. Full-Year 2009 Per Share Per Share Net Income On-Going Earnings (CHART) Per Share Fourth Quarter 2010 See non-GAAP reconciliation in Appendix.

11 Consolidated On-Going EPS Outlook (CHART) Per Share Fourth Quarter 2010 $3.00 - $3.15 See key factors and assumptions in Appendix.

12 Solid Liquidity and Capitalization Ample Financing Access Fourth Quarter 2010 2011 $500M APS revolver refinancing 2011 $175M PNW senior notes refinancing 2011 $400M APS senior notes refinancing 2012 $375M APS senior notes refinancing 2012 APS new debt issuance 2012 PNW equity issuance (at earliest) (CHART) 2011 - 2012 Major Financing Activities Capitalization & Liquidity December 31, 2010 $ Billions 50.7% 53.9% Consolidated Capitalization APS ACC Capitalization Consolidated Liquidity

13 CEO Discussion Agenda Resource Acquisitions Arizona Regulatory Update Operations Update Looking Ahead Fourth Quarter 2010

Appendix

15 APS AZ Sun Program 100 MW photovoltaic solar plants to be owned by APS Up to $500 million capital investment In service 2011 through 2014 Constructive rate recovery Commitments to date: 83 MW with $377 million capital investment Project summary: Additional projects under evaluation Fourth Quarter 2010 Name Net Capacity Target Operation Date Paloma 17 MW 2011 Cotton Center 17 MW 2011 Hyder Phase I 11 MW 2011 Hyder Phase II 5 MW 2012 Chino Valley 19 MW 2012 Luke Air Force Base 14 MW 2012/2013

16 Four Corners Power Plant Transactions Acquire Southern California Edison's 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 - 3 Purchase price: $294 million Acquisition target date: late 2012 Estimated environmental compliance investment: $300 million Finance with mix of debt and equity Other resource options considered Buy or build gas-fired plant Upgrade Units 1 - 3 Proposed EPA rules may require: Selective catalytic reduction for all Units and particulate removal for Units 1 - 3; or Shut down of Units 1 - 3 and delayed implementation of required controls for Units 4 & 5 SCE will exit ownership of Units 4 & 5 by 2016 Fourth Quarter 2010

17 Benefits of Proposed Four Corners Plan Best, most viable resource option (lowest cost and risk) Reduces carbon-related environmental exposure Low-cost generating resource Incremental rate base investment Well-known asset and operating history Good for local economy Constructive regulatory recovery requested No negative pressure on credit ratings expected Fourth Quarter 2010

18 2011 Retail Rate Case Prefiling Notice Notice filed February 1, 2011 Key rate case proposals outlined in notice Revenue-per-customer decoupling mechanism Post test-year plant additions through rate effective date Infrastructure tracker Generation plant capacity additions Environmental compliance investments Line extension policy changes Accounting to revert to contributions in aid of construction or customer advances Proposal to implement free footage allowance and other measures dependent on customer class Cost of capital estimates 54% equity / 46% debt capital structure 11% return on equity, 6.4% cost of debt 100% Power Supply Adjustor Second 50 MW of AZ Sun programs to be recovered through RES consistent with treatment for first 50 MW Fourth Quarter 2010

Electricity gross margin (operating revenues, net of fuel and purchased power expenses, excluding Renewable Energy Surcharge and similar rate adjustors) about $2.05 billion to $2.10 billion; Retail customer growth about 1 percent; Weather-normalized retail electricity sales volume growth about 1 percent taking into account effects of the Company's energy efficiency initiatives; Normal weather for year; Operating expenses (operations and maintenance, excluding costs for Renewable Energy Standard and similar regulatory programs; depreciation and amortization; and taxes other than income taxes) of about $1.32 billion to $1.35 billion; Interest expense, net of allowances for borrowed and equity funds used during construction, about $200 million to $210 million; Effective tax rate about 34 percent; Full-year effect of 2010 equity issuance; and APS earnings to contribute substantially all of consolidated earnings. Fourth Quarter 2010 19 2011 On-Going EPS Guidance Key Factors and Assumptions as of February 18, 2011 O&M expenses related to Renewable Energy Standard and similar regulatory programs, which are offset by comparable revenue amounts, estimated to be about $149 million.

Renewable Energy and Demand-Side Management Expenses* Demand-Side Management Expenses* Demand-Side Management Expenses* Fourth Quarter 2010 20 * O&M expenses related to Renewable Energy Standard and similar regulatory programs are offset by comparable revenue amounts. 2008 Pretax Millions 2009 2010

Quarterly Mark-to-Market on Hedge Contracts* Hedge Contracts* Hedge Contracts* Fourth Quarter 2010 21 Pretax Millions * Related to APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2008 2009 2010

Gross Margin Effects of Weather Variances Versus Normal Variances Versus Normal Variances Versus Normal Fourth Quarter 2010 22 2009 2010 Pretax Millions

Non-GAAP Measure Reconciliation Regulated Electricity Segment Gross Margin Fourth Quarter 2010 23

24 Non-GAAP EPS Reconciliation Full Year 2010 Versus Full Year 2009 Fourth Quarter 2010